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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): November 18, 2002

                            BAM! ENTERTAINMENT, INC.

             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


         000-32989                                     77-0553117
 (Commission File Number)                  (I.R.S. Employer Identification No.)



                     333 West Santa Clara Street, Suite 716
                           San Jose, California 95113
          (Address of Principal Executive Offices, Including Zip Code)


                                 (408) 298-7500
              (Registrant's Telephone Number, Including Area Code)


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Item 5.        Other Events

On November 20, 2002, BAM! Entertainment issued a press release announcing that it had received notification from the The Nasdaq Stock Market, Inc. indicating that it had failed to comply with the minimum bid price requirement for continued listing set forth in Marketplace Rule 4450(a)(5), and that its common stock is, therefore, subject to future proceedings regarding delisting from the Nasdaq National Market. A copy of such press release is attached hereto as
Exhibit 99.1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date: November 21, 2002                      BAM! ENTERTAINMENT, INC.



                                             By: /S/ STEPHEN AMBLER
                                                --------------------------------
                                             Name: Stephen Ambler
                                             Title: Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.        Description of Exhibit
-----------        ----------------------
99.1               Text of press release of the Registrant, dated November 20,
                   2002, announcing that it had received notification from The
                   Nasdaq Stock Market, Inc. indicating that the Registrant
                   failed to comply with the minimum bid price requirement for continued listing set forth in Marketplace Rule 4450(a)(5), and that its common stock is, therefore, subject to future proceedings regarding delisting from the Nasdaq National
                   Market.